UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2020

BANCORP OF NEW JERSEY, INC.
(Exact name of registrant as specified in its charter)

New Jersey	001-34089	20-8444387
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

1365 Palisade Ave, Fort Lee, New Jersey 07024
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 944-8600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	BKJ	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Introductory Note

This Current Report on Form 8-K (this “Report”) is being filed in connection with the consummation, on January 2, 2020, of the transactions contemplated by the Agreement and Plan of Merger, dated as of August 15, 2019 (the “Merger Agreement”), by and between Bancorp of New Jersey, Inc., a New Jersey corporation (the “Company” or “BKJ”), and ConnectOne Bancorp, Inc., a New Jersey corporation (“ConnectOne”), including the merger of the Company with and into ConnectOne (the “Merger”), with ConnectOne as the surviving corporation in the Merger.

Item 2.01	Completion of an Acquisition or Disposition of Assets

The information set forth in the Introductory Note of this Report is incorporated herein by reference.

On January 2, 2020, ConnectOne completed the Merger with the Company pursuant to the Merger Agreement. Under the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of BKJ common stock, no par value (“BKJ Common Stock”), subject to the proration and allocation procedures set forth in the Merger Agreement, was converted into the right to receive either (i) $16.25 in cash (the “Cash Consideration”) or (ii) 0.780 of a share of ConnectOne common stock, without par value (the “Stock Consideration” and, together with the Cash Consideration, the “Merger Consideration”). All BKJ restricted stock awards were fully vested at the Effective Time and canceled and converted into the right to receive Merger Consideration, with the same election right as holders of BKJ Common Stock, subject to the proration and allocation procedures set forth in the Merger Agreement.

Immediately following the Merger, the Company’s wholly-owned bank subsidiary, Bank of New Jersey, a New Jersey chartered commercial bank, merged with and into ConnectOne’s wholly-owned bank subsidiary, ConnectOne Bank, a New Jersey chartered commercial bank (the “Bank Merger”), with ConnectOne Bank surviving the Bank Merger.

As previously announced, the election deadline for holders of BKJ Common Stock to elect the form of consideration they wished to receive in the Merger, subject to the allocation and proration procedures set forth in the Merger Agreement, was 5:00 p.m., Eastern Time, on December 30, 2019. Pursuant to the Merger Agreement, approximately 20% of the shares of BKJ Common Stock outstanding immediately prior to the Effective Time were converted into the right to receive the Cash Consideration and approximately 80% of the shares of BKJ Common Stock outstanding immediately prior to the Effective Time were converted into the right to receive the Stock Consideration. A complete description of the Merger, including the allocation and proration procedures, was included in the Company’s Definitive Joint Proxy Statement, dated October 22, 2019, which was previously provided to the shareholders of the Company.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Form 8-K filed on August 16, 2019 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 2, 2020, the Company notified the NYSE American (the “NYSEA”) that the Merger had been completed and requested that the NYSEA (i) suspend trading of the BKJ Common Stock on the NYSEA effective prior to the market open on January 2, 2020, (ii) withdraw the BKJ Common Stock from listing on the NYSEA and (iii) file with the Securities and Exchange Commission (the “SEC”) a notification of delisting and deregistration of the BKJ Common Stock under Section 12(b) of the Exchange Act of 1934, as amended (the “Exchange Act”).

As a result, the BKJ Common Stock will no longer be listed on the NYSEA. In addition, ConnectOne, as the Company’s successor, intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the termination of the registration of all Company securities registered under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth in the Introductory Note and Item 2.01 of this Report is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

At the Effective Time, shareholders of the Company immediately prior to the completion of the Merger ceased to have any rights as shareholders of the Company other than the right to receive the Merger Consideration in accordance with the Merger Agreement.

The information set forth in the Introductory Note, Item 2.01 and Item 3.01 of this Report is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

At the Effective Time, a change in control of the Company occurred and the Company merged with and into ConnectOne.

The information set forth in the Introductory Note, Item 2.01 and Item 3.01 of this Report is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, the Company’s directors and executive officers ceased serving in such capacities.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As a result of the Merger, at the Effective Time, the Company ceased to exist and ConnectOne continued as the surviving corporation. The certificate of incorporation of ConnectOne as in effect immediately prior the Effective Time became and shall remain the certificate of incorporation of the surviving corporation, and the bylaws of ConnectOne as in effect immediately prior to the Effective Time became and shall remain the bylaws of the surviving corporation.

Copies of ConnectOne’s Certificate of Incorporation and Amended and Restated Bylaws are included as Exhibits 3.1 and 3.2 hereto, respectively, each of which is incorporated by reference herein. The information set forth in Item 2.01 of this Current Report on Form 8-K is also incorporated by reference herein.

Item 8.01	Other Events.

On January 2, 2020, ConnectOne issued a press release announcing the completion of the Merger. A copy of the press release is incorporated herein by reference as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

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Exhibit	Description
No.
2.1	Agreement and Plan of Merger, dated as of August 15, 2019, by and between Bancorp of New Jersey, Inc. and ConnectOne Bancorp, Inc. (Schedules and certain exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedules or exhibits will be furnished supplementally to the SEC upon its request.) (Incorporated by reference to Exhibit 2.1 to Bancorp of New Jersey, Inc.’s Current Report on Form 8-K filed on August 16, 2019).

3.1	Restated Certificate of Incorporation of ConnectOne Bancorp, Inc.

3.2	Amended and Restated By-Laws of ConnectOne Bancorp, Inc.

99.1	Press release dated January 2, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTONE BANCORP, INC., as successor by
merger to BANCORP OF NEW JERSEY, INC.

Dated: January 2, 2020	By:	/s/ William S. Burns
Name: William S. Burns
Title: Executive Vice President and Chief Financial
Officer